UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2008


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


          Missouri                     1-10596                     43-1554045
      (State or Other               (Commission                (I.R.S. Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)


9900A Clayton Road, St. Louis, Missouri                              63124-1186
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2008, the Registrant issued a press release (furnished herewith as Exhibit 99.1 to this report) pre-announcing its expected partial financial results for the fourth quarter and fiscal year ended September 30, 2008.






ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.                Description of Exhibit

     99.1                  Press Release dated October 21, 2008


OTHER MATTERS

The  information  in this  report  furnished  pursuant  to Item 2.02,  including
Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ESCO TECHNOLOGIES INC.




Dated:     October 22, 2008                        By:    /s/ G.E. Muenster
                                                   G.E. Muenster
                                                   Executive Vice President and
                                                   Chief Financial Officer





                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit

    99.1                   Press Release dated October 21, 2008